Exhibit 4.01


                      ADELPHIA COMMUNICATIONS CORPORATION



                               Up To $600,000,000



                           9 7/8% Senior Notes Due 2007




                                    INDENTURE



                          Dated as of February 26, 1997



                         BANK OF MONTREAL TRUST COMPANY,
                                     Trustee








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


                              CROSS-REFERENCE TABLE

      TIA                                                                                                Indenture
     Section                                                                                              Section

310(a)(1)--------------------------------------------------------------------------------------------------7.10
       (a)(2-----------------------------------------------------------------------------------------------7.10
       (a)(3)-------------------------------------------------------------------------------------------N.A.
       (a)(4)-------------------------------------------------------------------------------------------N.A.
       (b)-------------------------------------------------------------------------------------------------7.08;7.10;11.02
       (b)(1)----------------------------------------------------------------------------------------------7.10
       (b)(9)----------------------------------------------------------------------------------------------7.10
       (c)--------------------------------------------------------------------------------------------- N.A.
311(a) 7.11
       (b)-------------------------------------------------------------------------------------------------7.11
       (c)----------------------------------------------------------------------------------------------N.A.
312(a) 2.05
       (b)------------------------------------------------------------------------------------------------11.03
       (c)------------------------------------------------------------------------------------------------11.03
313(a) 7.06
       (b)(1)----------------------------------------------------------------------------------------------7.06
       (b)(2)----------------------------------------------------------------------------------------------7.06
       (c)-------------------------------------------------------------------------------------------------7.06, 11.02
       (d)-------------------------------------------------------------------------------------------------7.06
314(a) 4.02;11.02
       (b)----------------------------------------------------------------------------------------------N.A.
       (c)(1)---------------------------------------------------------------------------------------------11.04;11.05
       (c)(2)---------------------------------------------------------------------------------------------11.04;11.05
       (c)(3)-------------------------------------------------------------------------------------------N.A.
       (d)----------------------------------------------------------------------------------------------N.A.
       (e)------------------------------------------------------------------------------------------------11.05
       (f)----------------------------------------------------------------------------------------------N.A.
315(a) 7.01;7.02
       (b)-------------------------------------------------------------------------------------------------7.05;11.02
       (c)-------------------------------------------------------------------------------------------------7.01
       (d)-------------------------------------------------------------------------------------------------6.05;7.01;7.02
       (e)-------------------------------------------------------------------------------------------------6.11
316(a) (last sentence)------------------------------------------------------------------------------------11.06
       (a)(1)(A)-------------------------------------------------------------------------------------------6.05
       (a)(1)(B)-------------------------------------------------------------------------------------------6.04
       (a)(2)----------------------------------------------------------------------------------------------8.02
       (b)-------------------------------------------------------------------------------------------------6.07
317(a)(1)--------------------------------------------------------------------------------------------------6.08
       (a)(2)----------------------------------------------------------------------------------------------6.09
       (b)-------------------------------------------------------------------------------------------------2.04
318(a) 11.01

                            N.A. means Not Applicable


 Note:  This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.



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

                                TABLE OF CONTENTS

                                                                                                                     Page


                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01. Definitions.................................................................................................1
Section 1.02. Other Definitions..........................................................................................11
Section 1.03. Incorporation by Reference of Trust Indenture..............................................................12
Section 1.04. Rules of Construction......................................................................................12
Section 1.05. Acts of Holders............................................................................................13

                                    ARTICLE 2
                                    THE NOTES

Section 2.01. Form And Dating............................................................................................14
Section 2.02. Execution and Authentication...............................................................................16
Section 2.03. Registrar and Paying Agent.................................................................................16
Section 2.04. Paying Agent to Hold Money in Trust........................................................................17
Section 2.05. Holder Lists...............................................................................................17
Section 2.06. Transfer and Exchange......................................................................................17
Section 2.07. Replacement Notes..........................................................................................26
Section 2.08. Outstanding Notes..........................................................................................27
Section 2.09. Treasury Notes.............................................................................................27
Section 2.10. Temporary Notes............................................................................................27
Section 2.11. Cancellation...............................................................................................27
Section 2.12. Defaulted Interest.........................................................................................28

                                    ARTICLE 3
                             CHANGE OF CONTROL OFFER


                                    ARTICLE 4
                                    COVENANTS

Section 4.01. Payment of Notes...........................................................................................30
Section 4.02. SEC Reports................................................................................................30
Section 4.03. Waiver of Stay, Extension or Usury Laws....................................................................31
Section 4.04. Limitation on Transactions with Affiliates.................................................................31
Section 4.05. Limitation on Indebtedness.................................................................................31
Section 4.06. Limitation on Restricted Payments..........................................................................32
Section 4.07. Reports to Holders.........................................................................................32
Section 4.08. Notice of Defaults Or Events of Default....................................................................33
Section 4.09. Compliance Certificates....................................................................................33
Section 4.10. Covenant to Secure Notes Equally...........................................................................33
Section 4.11. Limitation on Investment in Affiliates and Unrestricted Subsidiaries.......................................33
Section 4.12. Limitation on Sale of Assets...............................................................................33

                                    ARTICLE 5
                              SUCCESSOR CORPORATION

Section 5.01. Mergers and Consolidations.................................................................................34
Section 5.02. Successor Person Substituted...............................................................................35

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default..........................................................................................35
Section 6.02. Acceleration...............................................................................................37
Section 6.03. Other Remedies.............................................................................................37
Section 6.04. Waiver of Past Defaults and Events of Default..............................................................38
Section 6.05. Control by Majority........................................................................................38
Section 6.06. Limitation on Suits........................................................................................38
Section 6.07. Rights of Holders to Receive Payment.......................................................................39
Section 6.08. Collection Suit by Trustee.................................................................................39
Section 6.09. Trustee May File Proofs of Claim...........................................................................39
Section 6.10. Priorities.................................................................................................40
Section 6.11. Undertaking for Costs......................................................................................40

                                    ARTICLE 7
                                     TRUSTEE

Section 7.01. Duties of Trustee..........................................................................................40
Section 7.02. Rights of Trustee..........................................................................................41
Section 7.03. Individual Rights of Trustee...............................................................................42
Section 7.04. Trustee's Disclaimer.......................................................................................42
Section 7.05. Notice of Defaults.........................................................................................43
Section 7.06. Reports by Trustee to Holders..............................................................................43
Section 7.07. Compensation and Indemnity.................................................................................43
Section 7.08. Replacement of Trustee.....................................................................................44
Section 7.09. Successor Trustee by Consolidation, Merger or Conversion...................................................45
Section 7.10. Eligibility; Disqualification..............................................................................45
Section 7.11. Preferential Collection of Claims Against Company..........................................................45
Section 7.12. Paying Agents..............................................................................................45

                                    ARTICLE 8
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01. Without Consent of Holders.................................................................................46
Section 8.02. With Consent of Holders....................................................................................46
Section 8.03. Compliance with Trust Indenture Act........................................................................47
Section 8.04. Revocation and Effect of Consents..........................................................................48
Section 8.05. Notation on or Exchange of Notes...........................................................................48
Section 8.06. Trustee to Sign Amendments, etc............................................................................48

                                    ARTICLE 9
                          SATISFACTION AND DISCHARGE OF
                           INDENTURE: UNCLAIMED MONEYS

Section 9.01. Satisfaction and Discharge of Indenture....................................................................49
Section 9.02. Funds Deposited for Payment of Notes.......................................................................50
Section 9.03. Moneys Held by Paying Agent................................................................................50
Section 9.04. Moneys Held by Trustee.....................................................................................50
Section 9.05. Reinstatement..............................................................................................50

                                   ARTICLE 10
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 10.01. Applicability of Article; Company Option to Effect Defeasance.............................................51
Section 10.02. Defeasance and Discharge..................................................................................51
Section 10.03. Covenant Defeasance.......................................................................................51
Section 10.04. Conditions to Defeasance or Covenant Defeasance...........................................................52
Section 10.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous
Provisions...............................................................................................................53

                                   ARTICLE 11
                                  MISCELLANEOUS

Section 11.01. Trust Indenture Act Controls..............................................................................54
Section 11.02. Notices...................................................................................................54
Section 11.03. Communications by Holders with Other Holders..............................................................55
Section 11.05. Statements Required in Certificate and Opinion............................................................56
Section 11.06. When Treasury Notes Disregarded...........................................................................56
Section 11.07. Rules by Trustee and Agents...............................................................................56
Section 11.08. Business Days; Legal Holidays.............................................................................57
Section 11.09. Governing Law.............................................................................................57
Section 11.10. No Adverse Interpretation of Other Agreements.............................................................57
Section 11.11. No Recourse against Others................................................................................57
Section 11.12. Successors................................................................................................57
Section 11.13. Multiple Counterparts.....................................................................................58
Section 11.14. Table of Contents, Headings, etc..........................................................................58
Section 11.15. Separability..............................................................................................58

                                    EXHIBITS

Exhibit A-1          FORM OF NOTE

Exhibit A-2          FORM OF REGULATION S TEMPORARY GLOBAL NOTE

Exhibit B-1          FORM OF CERTIFICATE FOR EXCHANGE FOR OR REGISTRATION OF
                     TRANSFER FROM RULE 144A GLOBAL NOTE TO REGULATION S
                     GLOBAL NOTE

Exhibit B-2          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                     TRANSFER FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL
                     NOTE

Exhibit B-3          FORM OF CERTIFICATE FOR EXCHANGE

Exhibit B-4          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                     TRANSFER FROM RULE 144A GLOBAL NOTE OR REGULATION S
                     PERMANENT GLOBAL NOTE TO DEFINITIVE NOTE

Exhibit B-5          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                     TRANSFER FROM DEFINITIVE NOTE TO RULE 144A GLOBAL NOTE OR
                     REGULATION S PERMANENT GLOBAL NOTE

                     THIS INDENTURE, dated as of February 26, 1997, is by and between ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and BANK OF MONTREAL TRUST COMPANY, a trust company organized under the laws of the State of New York (the "Trustee").

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.        Definitions

                     "Act", when used with respect to any Holder, has the meaning specified in Section 1.05 hereof.

                     "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 10% or more of any class of the voting Capital Stock of the Company, or (iii) of which 10% or more of the voting Capital Stock is beneficially owned or held by the Company, a Restricted Subsidiary or an Unrestricted Subsidiary of the Company. Without a limitation, an Affiliate also includes any director or executive officer of the Company. As used herein, "Affiliate" shall not include a Restricted Subsidiary.

                     "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands. See
Section 2.03 hereof.

                     "Agent Members" means members of, or participants in, the Depository.

                     "Aggregate Excess Restricted Investments" means for any fiscal quarter the aggregate of Excess Restricted
Investments with respect to the Restricted Investments in all of the Unrestricted Subsidiaries and Affiliates of the Company.

                     "Allowable  Securities" means (i) cash equivalents,
(ii) common or preferred Capital Stock in a Person which (x) has Investment Grade Senior Debt or (y) whose ratio of Indebtedness plus Preferred Stock to Annualized Pro Forma EBITDA is less than 7.75:1, or (iii) debt securities issued by a Person which (x) has Investment Grade Senior Debt or
(y) whose Leverage Ratio is less than 7.75:1, provided that the securities in
(ii)(y) and (iii)(y) above shall only be deemed to be Allowable Securities if the principal business of the Person is owning and operating cable television systems.

                     "Annualized Pro Forma EBITDA" means, with respect to any Person, (i) such Person's Pro Forma EBITDA for the latest fiscal quarter multiplied by four, minus (ii) in the case of the Company only, the Company's Aggregate Excess Restricted Investments for such fiscal quarter.

                     "Asset Sale" means the sale, transfer or other disposition (other than to the Company or any of its Restricted
Subsidiaries) in any single transaction or series of related transactions of (a) any Capital Stock of or other equity interest in any Restricted Subsidiary, (b) all or substantially all of the assets of the Company or of any Restricted Subsidiary or (c) all or substantially all of the assets of a Company System or part thereof serving at least 5,000 basic subscribers, a division, line of business or comparable business segment of the Company or any Restricted Subsidiary.

                     "Applicable Procedures" means applicable procedures of the Depository, Euroclear or Cedel Bank, as the case may be.

                     "Board of Directors" means the Board of Directors of the Company or any committee authorized to act therefor.

                     "Board Resolution" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

                     "Capital Stock" means, with respect to any Person, any and all shares or other equivalents (however designated) of corporate stock, partnership interests or any other participation, right or other interest in the nature of any equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

                     "Capital Stock Sale Proceeds" means the aggregate net sale proceeds (including the fair market value of property, other than cash, as determined by an independent appraisal firm) received by the Company from the issue or sale (other than to a Subsidiary) by the Company of any class of its Capital Stock on or after January 1, 1993 (including Capital Stock of the Company issued after January 1, 1993 upon conversion of or in exchange for other securities of the Company).

                     "Capitalized Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

                     "Change of Control" means such time as (i) (a) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Rigas Family and its Affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% of the total voting power required to elect or designate for election a majority of the Company's Board of Directors and attaching to the then outstanding voting Capital Stock of the Company and (b) the Rigas Family, together with its Affiliates, is not at such time the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% of the total voting power required to elect or designate for election a majority of the Company's Board of Directors and attaching to the then outstanding voting Capital Stock of the Company, or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election by the Company's Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or approved by the Rigas Family and its Affiliates at a time when they had the right or ability by voting right, contract or otherwise to elect or designate for election a majority of the Company's Board of Directors) cease for any reason to constitute a majority of the directors then in office.

                     "Change of Control Triggering Event" means the occurrence of both a Change of Control and a Rating Decline.

                     "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture and thereafter means the successor and any other obligor on the Notes.

                     "Company Request" means any written request signed in the name of the Company by the Chairman, the President or a Vice President of the Company and attested to by a Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company.

                     "Consolidated Fixed Charge Ratio" means, for any Person, for any period, the ratio of (i) Annualized Pro Forma
EBITDA to (ii) Consolidated Interest Expense for such period multiplied by four.

                     "Consolidated Interest Expense" means, for any Person, for any period, the amount of interest in respect of Indebtedness (including amortization of original issue discount, amortization of debt issuance costs, and non-cash interest payments on any Indebtedness and the interest portion of any deferred payment obligation and after taking into account the effect of elections made under any Interest Rate Agreement, however denominated, with respect to such Indebtedness), the amount of Redeemable Dividends and the interest component of rentals in respect of any Capitalized Lease Obligation paid, accrued or scheduled to be paid or accrued by such Person during such period, determined on a consolidated basis in accordance with GAAP. For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP consistently applied.

                     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 77 Water Street, New York, New York 10005.

                     "Cumulative Credit" means the sum of (i) Capital Stock Sale Proceeds plus (ii) cumulative EBITDA of the Company from and after January 1, 1993 to the end of the fiscal quarter immediately preceding the date of a proposed Restricted Payment, or, if such cumulative EBITDA for such period is negative, minus the amount by which such cumulative EBITDA is less than zero.

                     "Cumulative Interest Expense" means the aggregate amount of Consolidated Interest Expense paid, accrued or scheduled to be paid or accrued by the Company from January 1, 1993 to the end of the fiscal quarter immediately preceding a proposed Restricted Payment, determined on a consolidated basis in accordance with GAAP.

                     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                     "Definitive Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A-1, that do not include the information called for by footnotes 1 and 2 thereof.

                     "Depository" means The Depository Trust Company and its successors.

                     "EBITDA" means, for any Person, for any period, an amount equal to (A) the sum of (i) consolidated net income for such period (exclusive of any gain or loss realized in such period upon an Asset Sale), plus (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing consolidated net income and any provision for taxes utilized in computing net loss under clause (i) hereof, plus (iii) Consolidated Interest Expense for such period, plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangibles for such period on a consolidated basis, plus (vi) any other non-cash items reducing consolidated net income for such period, minus
(B) all non-cash items increasing consolidated net income for such period, all for such Person and its Subsidiaries determined in accordance with GAAP consistently applied, except that with respect to the Company, each of the foregoing items shall be determined on a consolidated basis with respect to the Company and its Restricted Subsidiaries only.

                     "Excess Restricted Investment" means, with respect to any particular Unrestricted Subsidiary or Affiliate of the Company for a fiscal quarter, the lesser of the amounts described in the following clauses (i) and (ii), or if such amounts are equal, such amount:

                               (i) the aggregate amount of any Restricted Investments (other than the Initial Investment) made by the Company or any Restricted Subsidiary with respect to such Unrestricted Subsidiary or Affiliate and during the twelve-month period ending on the last day of such fiscal quarter;

                               (ii)       cash income received during such
                                          quarter by the Company with respect to
                                          its Restricted Investments in such
                                          Unrestricted Subsidiary or Affiliate
                                          multiplied by four;

and provided that cash income from a particular Restricted Investment shall be included only (x) if cash income has been received by the Company with respect to such Restricted Investment during each of the previous two fiscal quarters, or (y) if the cash income derived from such Restricted Investment is attributable to Allowable Securities.

                     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                     "Exchange Offer" means the Exchange Offer as defined in the Registration Rights Agreement.

                     "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                     "Global Note" means individually and collectively, the Regulation S Temporary Global Note, the Regulation S
Permanent Global Note and the Rule 144A Global Note.

                     "Holder" or "Noteholder" means the Person in whose name a
Note is registered on the Registrar's books.

                     "Indebtedness" is defined to mean (without duplication), with respect to any Person, any indebtedness, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute subscriber advance payments and deposits, accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any Capitalized Lease Obligations, (ii) obligations secured by a lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed, (iii) guaranties of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) in the case of the Company, Preferred Stock of its Restricted Subsidiaries and (v) obligations of any such Person under any Interest Rate Agreement applicable to any of the foregoing. Notwithstanding the foregoing, Indebtedness shall not include any interest or accrued interest until due and payable.

                     "Indenture" means this Indenture as amended, restated or supplemented from time to time.

                     "Initial Investment" means the Restricted Investment in a Person made by the Company or a Restricted Subsidiary that first results in such Person becoming an Unrestricted Subsidiary or Affiliate of the Company, except that in the case of Olympus, "Initial Investment" shall mean any Restricted Investment made in Olympus since February 22, 1994, but only to the extent that such Restricted Investment when aggregated with the other Restricted Investments made in Olympus since such date does not exceed $25,000,000.

                     "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

                     "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

                     "Investment Grade Senior Debt" means, with respect to any Person, Indebtedness of such Person which has been rated with an investment grade rating by Moody's or Standard & Poor's Corporation.

                     "Leverage Ratio" is defined as the ratio of (i) the outstanding Indebtedness of a Person and its Subsidiaries
(or in the case of the Company, its Restricted Subsidiaries) divided by (ii) the Annualized Pro Forma EBITDA of such Person.

                     "Lien" means with respect to any property or assets of the Company (it being understood that for the purposes of this definition property or assets of the Company do not include property or assets of any Subsidiary of the Company) any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sale, or other title retention agreement having substantially the same economic effect as any of the foregoing) except for (i) liens for taxes, assessments or governmental charges or levies on property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;
(ii) liens imposed by law such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due or are being contested in good faith and by appropriate proceedings; (iii) other liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (iv) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character; or (v) liens arising upon entry of a confession of judgment in Pennsylvania courts in connection with borrowings not in excess of $1,000,000 in the aggregate.

                     "Notes" means the securities that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

                     "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the
Treasurer, the Secretary or any Assistant Secretary of the Company.

                     "Officers' Certificate" means a certificate signed by two Officers. See Sections 11.04 and 11.05 hereof.

                     "Olympus" means Olympus Communications, L.P., a Delaware limited partnership.

                     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See
Sections 11.04 and 11.05 hereof.

                     "Permitted Investments" means, for any Person, Restricted Investments made on or after February 22, 1994 consisting of (i) advances for less than one year issued in the ordinary course of business for working capital purposes or for the purchase of property, plant and equipment in an amount not to exceed $5,000,000 in the aggregate outstanding, (ii) with respect to a Restricted Investment in Olympus, $25,000,000 plus the aggregate amount of cash income received by the Company from Olympus, minus the aggregate amount of all Restricted Investments made since February 22, 1994 with respect to Olympus, (iii) $20,000,000 plus the cash proceeds from the sale or redemption of, or income from, any Restricted Investments made on or after January 1, 1993, minus the aggregate amount of all Restricted Investments (excluding Restricted Investments made with respect to Olympus) since January 1, 1993, (iv) non-cash Restricted Investments made with the non-cash proceeds from the sale or redemption of, or income from, any Restricted Investments, or (v) an amount which, at the time of such Restricted Investment, does not exceed the amount of Restricted Payments that could then be made by the Company and its Restricted Subsidiaries under Section 4.06; provided further that no Restricted Investments may be made under (ii), (iii), (iv) or
(v) unless pro forma for such Restricted Investment the Company could incur $1 of debt under the first paragraph of Section 4.05.

                     "Permitted Refinancing Indebtedness" means any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness, including any successive extensions, renewals, substitutions, refinancings or replacements so long as (i) the aggregate amount of Indebtedness represented thereby is not increased by such renewal, extension, substitution, refinancing or replacement, (ii) in the case of Indebtedness of the Company, the average life and the date such Indebtedness is scheduled to mature is not shortened and (iii) in the case of Indebtedness of the Company, the new Indebtedness shall not be senior in right of payment to the Indebtedness that is being extended, renewed, substituted, refinanced or replaced.

                     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

                     "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

                     "Pro Forma EBITDA" means for any Person, for any period, the EBITDA of such Person, as determined on a consolidated basis in accordance with GAAP consistently applied after giving effect to the following: (i) if, during or after such period, such Person or any of its Subsidiaries shall have made any Asset Sale, Pro Forma EBITDA of such Person and its Subsidiaries for such period shall be reduced by an amount equal to the Pro Forma EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Sale for the period or increased by an amount equal to the Pro Forma EBITDA (if negative) directly attributable thereto for such period and (ii) if, during or after such period, such Person or any of its Subsidiaries completes an acquisition of any Person or business which immediately after such acquisition is a Subsidiary of such Person or whose assets are held directly by such Person or a Subsidiary of such Person, Pro Forma EBITDA shall be computed so as to give pro forma effect to the acquisition of such Person or business; and provided further that with respect to the Company, all of the foregoing references to "Subsidiary" or "Subsidiaries" shall be deemed to refer only to a "Restricted Subsidiary" or "Restricted Subsidiaries" of the Company.

                     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                     "Rating Date" means the date which is 90 days prior to the earlier of (i) a Change of Control and (ii) public notice of the occurrence of a Change of Control or of the intention of the Company to effect a Change of Control.

                     "Rating Decline" means the occurrence of the following on, or within 90 days after, the date of public notice of the occurrence of a Change of Control or of the intention by the Company to effect a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by Moody's or Standard & Poor's Corporation): (a) in the event the Notes are rated by either Moody's or Standard & Poor's on the Rating Date as Investment Grade Senior Debt, the rating of the Notes by both Moody's and Standard & Poor's shall be below Investment Grade Senior Debt; or (b) in the event the Notes are rated below Investment Grade Senior Debt by both Moody's and Standard & Poor's on the Rating Date, the rating of the Notes by either Moody's or Standard & Poor's shall be decreased by one or more gradations (including gradations within rating categories as well as between rating categories).

                     "Redeemable Dividend" means, for any dividend with regard to Redeemable Stock, the quotient of the dividend divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Redeemable Stock.

                     "Redeemable Stock" means with respect to any Person, any Capital Stock that by its terms or otherwise is required to be redeemed or is redeemable at the option of the holder at any time prior to the maturity of the Notes.

                     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 26, 1997, by and between the Company and Smith Barney Inc. with respect to the Notes.

                     "Regulation S" means Regulation S promulgated under the Securities Act.

                     "Regulation S Global Note" means the Regulation S Temporary Global Note or the Regulation S Permanent Global
Note, as applicable.

                     "Regulation S Permanent Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in Footnote 2 to the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository or its nominee, representing a series of Notes sold in reliance on Regulation S.

                     "Regulation S Temporary Global Note" means a single temporary global note in the form of the Note attached hereto as Exhibit A-2, and that is deposited with and registered in the name of the Depository or its nominee, representing a series of Notes sold in reliance on Regulation S.

                     "Restricted Investment" means any advance, loan, account receivable (other than an account receivable arising in the ordinary course of business), or other extension of credit (excluding, however, accrued and unpaid interest in respect of any advance, loan or other extension of credit) or any capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others, or otherwise), any purchase or ownership of any stocks, bonds, notes, debentures or other securities (including, without limitation, any interests in any partnership or joint venture) of, or any bank accounts with or guarantee of any Indebtedness or other obligations of, any Unrestricted Subsidiary or Affiliate of the Company.

                     "Restricted Payment" means (i) any dividend or distribution (whether made in cash, property or securities), on or with respect to any shares of Capital Stock of the Company or Capital Stock of any Subsidiary which is consolidated with the Company in accordance with GAAP consistently applied, except for any dividend or distribution which is made solely to the Company or another Subsidiary or dividends or distributions payable solely in shares of Common Stock of the Company, or (ii) any redemption, repurchase, retirement or other direct or indirect acquisition of (a) Indebtedness of the Company which is subordinate in right of payment to the Notes, except by exchange for or out of the proceeds of the substantially concurrent issuance of Permitted Refinancing Indebtedness or from proceeds of a sale of Capital Stock by the Company, or (b) shares of Capital Stock of the Company or any warrants, rights or options to directly or indirectly purchase or acquire any such Capital Stock of the Company or any securities exchangeable for or convertible into any such shares, other than options issued or shares purchased or granted under the Company's Stock Option Plan of 1986 or the Company's Restricted Stock Bonus Plan, from any employee of the Company or any of its Subsidiaries who, together with any Person that, directly or indirectly, controls (other than by virtue of being directly or indirectly the employer of such employee), is controlled by or is under common control with such employee, owns less than 1% of the outstanding Capital Stock of the Company, except for the purchase, redemption, retirement or other acquisition of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale of, other shares of its Capital Stock other than any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to March 1, 2007.

                     "Restricted Subsidiary" means (a) any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary or shall have been classified as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company and (b) an Unrestricted Subsidiary which is reclassified as a Restricted Subsidiary by a resolution adopted by the Board of Directors of the Company, provided that on and after the date of such reclassification such Unrestricted Subsidiary shall not incur Indebtedness other than that permitted to be incurred by a Restricted Subsidiary under the provisions of this Indenture.

                     "Rigas Family" means collectively John J. Rigas and members of his immediate family, any of their respective spouses, estates, lineal descendants, heirs, executors, personal representatives, administrators, trusts for any of their benefit and charitable foundations to which shares of the Company's Capital Stock beneficially owned by any of the foregoing have been transferred.

                     "Rule 144A" means Rule 144A promulgated under the Securities Act.

                     "Rule 144A Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository, representing a series of Notes sold in reliance on Rule 144A.

                     "SEC" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

                     "Securities Act" means the Securities Act of 1933, as amended.

                     "Series A Notes" and "Series B Notes" mean the Notes as described and in the forms contemplated herein, and as authenticated and issued under this Indenture.

                     "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

                     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code SS-77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in Section 8.03 hereof).

                     "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                     "Trust Officer" means any officer or assistant officer of the Trustee.

                     "U.S. Government Obligations" means (a) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt.

                     "Unrestricted Subsidiary" means (a) any Subsidiary of an Unrestricted Subsidiary, (b) any Subsidiary of the
Company which is classified after the date of this Indenture as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company and
(c) any subsidiary which as of the date of the Indenture has been declared an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company (such Unrestricted Subsidiaries being Hyperion Telecommunications, Inc., Global Cablevision, Inc., Orchard Park Cablevision, Inc. and Global Acquisition Partners, L.P. on the date hereof); provided that a Subsidiary organized or acquired after the date of this Indenture may be so classified as an Unrestricted Subsidiary only if immediately after the date of such classification, any investment by the Company and its Restricted Subsidiaries in any such Subsidiary made at the time of the organization or acquisition of such Subsidiary would be a Restricted Investment permissible under this Indenture. The Trustee shall be given prompt notice by the Company of each resolution adopted by its Board of Directors under this provision, together with a copy of each such resolution adopted.

Section 1.02.        Other Definitions.

                     The definitions of the following terms may be found in the sections indicated as follows:

Term Defined in Section

"Accredited Investor"......................................................2.01
"Act"......................................................................1.05
"Agent Members"............................................................2.13
"Bankruptcy Law"...........................................................6.01
"Business Day"............................................................11.08
"Cedel Bank"...............................................................2.01
"Certificated Notes".......................................................2.01
"Change of Control Offer"..................................................3.00
"Change of Control Purchase Price".........................................3.00
"Covenant Defeasance".....................................................10.03
"Custodian"................................................................6.01
"Defeasance"..............................................................10.02
"DTC"......................................................................2.03
"Euroclear"................................................................2.01
"Event of Default".........................................................6.01
"Legal Holiday"...........................................................11.08
"Non-Global Purchasers"....................................................2.01
"Paying Agent".............................................................2.03
"Private Placement Legend".................................................2.13
"Proposed Change of Control Response Date".................................3.00
"QIBs".....................................................................2.01
"Reclassification".........................................................4.12
"Registrar"................................................................2.03

Section 1.03.........Incorporation by Reference of Trust Indenture

                     Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

"Commission" means the SEC.

"indenture securities" means the Notes.

"indenture noteholder" means a Noteholder.

"indenture to be qualified" means this Indenture.

"indenture trustee" or "institutional trustee" means the Trustee.

"obligor" means the Company or any other obligor on the indenture notes.

                     All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings therein assigned to them.

Section 1.04.........Rules of Construction.

                     Unless the context otherwise requires:

                               (1)        a term has the meaning assigned to it
 herein, whether defined expressly or by reference;

                               (2)        an accounting term not otherwise
defined has the meaning  assigned to it in accordance with GAAP;

                               (3)        "or" is not exclusive;

                               (4)        words in the singular include the
plural, and in the plural include the singular; and

                               (5)        words used herein implying any gender
shall apply to every gender.


Section 1.05.        Acts of Holders.

                     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing an agent therefor shall be sufficient for any purpose of this Indenture and (subject to Section
7.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                     (b) The fact and date of the execution by any Person of any such instrument may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                     (c) The ownership of Notes shall be proved by the register of Notes maintained by the Registrar pursuant to Section
2.03 hereof.

                     (d)       Any request, demand,  authorization,
direction notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.        Form And Dating.

                     The Notes and the Trustee's certificate of authentication shall be substantially in the form of (i) in the case of the Notes other than a Regulation S Temporary Global Note, Exhibit A-1 attached hereto and (ii) in the case of a Regulation S Temporary Global Note, Exhibit A-2 attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof (subject to a minimum initial purchase requirement of $100,000 for Notes sold other than in reliance on Rule 144A or Regulation S).

                     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                     (a) Global Notes. Notes offered and sold to qualified institutional buyers as defined in Rule 144A
("QIBs") in reliance on Rule 144A, shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depository at its New York office, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

                     Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation
S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depository, and registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank, S.A. ("Cedel Bank"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depository, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                     Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian (as hereinafter defined), at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.06 hereof.

                     The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of
Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel Bank shall be applicable to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by the Agent Members through Euroclear or Cedel Bank.

                     Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depository or to a successor of the Depository or its nominee.

                     (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to 144A Global Notes and the Regulation S Permanent Global Notes deposited with or on behalf of the Depository.

                     The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depository or the nominee of the Depository and (ii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Note Custodian.

                     Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depository or by the Note Custodian or under such Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

                     (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A-1 attached hereto (but without including the text referred to in footnotes 1 and 2 thereto). Except as provided in Section 2.06, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificate Securities. Purchasers of Securities who are not QIB's and did not purchase Securities sold in reliance on Regulation S under the Securities Act (referred to herein as the "Non-Global Purchasers") will receive Definitive Notes.

Section 2.02.        Execution and Authentication.

                     An Officer shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                     The Trustee shall, upon a written order of the Company signed by an Officer, authenticate Series A Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes, in the case of Series A Notes other than a Regulation S Temporary Global Note, and the second paragraph of the Notes, in the case of a Regulation S Temporary Global Note. The Trustee shall, upon a written order of the Company signed by an Officer, authenticate Series B Notes for original issue up to the aggregate principal amount of Series A Notes exchanged in the Exchange Offer or otherwise exchanged for Series A Notes pursuant to the terms of the Registration Rights Agreement. The aggregate principal amount of Notes outstanding at any time may not exceed such amounts except as provided in Section 2.07 hereof.

                     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03.        Registrar and Paying Agent.

                     The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                     The Company initially appoints The Depository Trust Company ("DTC") to act as Depository with respect to the Global Notes.

The Company initially appoints the Trustee to act as the Registrar and Paying Agent respect to the Global Notes.

Section 2.04.        Paying Agent to Hold Money in Trust.

                     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05.        Holder Lists.

                     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA S-312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA S-312(a).

Section 2.06.        Transfer and Exchange.

                     (a)       Transfer  and  Exchange of Global  Notes.
The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

                             (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depository (or the Note Custodian) wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and the Euroclear or Cedel Bank account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of the Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the applicable Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

                             (ii) Regulation S Global Note to Rule 144A Global Note. If, at any time, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depository or with the Note Custodian wishes to transfer its interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note, as provided in this
                                      Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel Bank, if applicable, and the Depository, directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and (3) a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Trustee, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note, by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note, equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.
                      (b)      Transfer and Exchange of  Definitive  Notes.
When Definitive Notes are presented by a Holder to the Registrar with a request:

                               (x)        to register the transfer of the
                                          Definitive Notes; or

                               (y) to exchange such Definitive Notes for an equal principal amount of
                                          Definitive Notes of other authorized
                                          denominations, the Registrar shall
                                          register the transfer or make the
                                          exchange as requested if its
                                          requirements for such transactions are
                                          met; provided, however, that the
                                          Definitive Notes presented or
                                          surrendered for register of transfer
                                          or exchange:

                                          (i)       shall be duly endorsed or
                                                    accompanied by a written
                                                    instruction of transfer in
                                                    form satisfactory to the
                                                    Registrar duly executed by
                                                    such Holder or by his
                                                    attorney, duly authorized in
                                                    writing; and

                                          (ii)      in the case of a Definitive
                                                    Note that is a Transfer
                                                    Restricted Security, such
                                                    request shall be accompanied
                                                    by the following additional
                                                    information and documents,
                                                    as applicable:

                                                    (A)       if such Transfer
                                                              Restricted
                                                              Security is being
                                                              delivered to the
                                                              Registrar by a
                                                              Holder for
                                                              registration in
                                                              the name of such
                                                              Holder, without
                                                              transfer, a
                                                              certification to
                                                              that effect from
                                                              such Holder (in
                                                              substantially the
                                                              form of Exhibit
                                                              B-3 hereto); or

                                                    (B)       if such Transfer
                                                              Restricted
                                                              Security is being
                                                              transferred to a
                                                              QIB in accordance
                                                              with Rule 144A
                                                              under the
                                                              Securities Act or
                                                              pursuant to an
                                                              exemption from
                                                              registration in
                                                              accordance with
                                                              Rule 144 under the
                                                              Securities Act or
                                                              pursuant to an
                                                              effective
                                                              registration
                                                              statement under
                                                              the Securities
                                                              Act, a
                                                              certification to
                                                              that effect from
                                                              such Holder (in
                                                              substantially the
                                                              form of Exhibit
                                                              B-3 hereto); or

                                                    (C)       if such Transfer
                                                              Restricted
                                                              Security is being
                                                              transferred in
                                                              reliance on
                                                              another exemption
                                                              from the
                                                              registration
                                                              requirements of
                                                              the Securities
                                                              Act, a
                                                              certification to
                                                              that effect from
                                                              such Holder (in
                                                              substantially the
                                                              form of Exhibit
                                                              B-3 hereto) and an
                                                              Opinion of Counsel
                                                              from such Holder
                                                              or the transferee
                                                              reasonably
                                                              acceptable to the
                                                              Company and to the
                                                              Registrar to the
                                                              effect that such
                                                              transfer is in
                                                              compliance with
                                                              the Securities
                                                              Act.

                     (c) Transfer of a Beneficial Interest in a Global Note for a Definitive Note.

                                          (i)       Any Person having a benefi-
                                                    cial interest in a Global
                                                    Note(other than a Regulation
                                                    S Temporary Global Note) may
                                                    upon request, subject to the
                                                    Applicable Procedures,
                                                    exchange such beneficial
                                                    interest for a Definitive
                                                    Note. Upon receipt by the
                                                    Trustee of written
                                                    instructions or such other
                                                    form of instructions as is
                                                    customary for the Depository
                                                    (or Euroclear or Cedel Bank,
                                                    as applicable), from the
                                                    Depository or its nominee on
                                                    behalf of any Person having
                                                    a beneficial interest in a
                                                    Global Note, and, in the
                                                    case of a Transfer
                                                    Restricted Security, the
                                                    following additional
                                                    information and documents
                                                    (all of which may be
                                                    submitted by facsimile):

                                                   (A)       if such beneficial
                                                              interest is being
                                                              transferred to the
                                                              Person designated
                                                              by the Depository
                                                              as being the
                                                              beneficial owner,
                                                              a certification to
                                                              that effect from
                                                              such Person (in
                                                              substantially the
                                                              form of Exhibit
                                                              B-4 hereto); or

                                                    (B)       if such beneficial
                                                              interest is being
                                                              transferred to a
                                                              QIB in accordance
                                                              with Rule 144A
                                                              under the
                                                              Securities Act or
                                                              pursuant to an
                                                              exemption from
                                                              registration in
                                                              accordance with
                                                              Rule 144 under the
                                                              Securities Act or
                                                              pursuant to an
                                                              effective
                                                              registration
                                                              statement under
                                                              the Securities
                                                              Act, a
                                                              certification to
                                                              that effect from
                                                              the transferor (in
                                                              substantially the
                                                              form of Exhibit
                                                              B-4 hereto); or

                                                    (C)     if such beneficial
                                                            interest
                                                            is being transferred
                                                            in reliance on
                                                            another exemption
                                                            from the
                                                            registration
                                                            requirements of the
                                                            Securities Act, a
                                                            certification to
                                                            that effect from the
                                                            transferor (in
                                                            substantially the
                                                            form of Exhibit B-4
                                                            hereto) and an
                                                            Opinion of Counsel
                                                            from the transferee
                                                            or transferor
                                                            reasonably
                                                            acceptable to the
                                                            Company and to the
                                                            Registrar to the
                                                            effect that such
                                                            transfer is in
                                                            compliance with the
                                                            Securities Act, the
                                                            Company shall
                                                            execute and, the
                                                            Trustee shall
                                                            authenticate and
                                                            deliver to the
                                                            transferee a
                                                            Definitive Note in
                                                            the appropriate
                                                            principal amount.

                                          (ii)      Definitive Notes issued in
                                                    exchange for a beneficial
                                                    interest in a Global Note
                                                    (other than a Regulation S
                                                    Temporary Global Note)
                                                    pursuant to this Section
                                                    2.06(c) shall be registered
                                                    in such names and in such
                                                    authorized denominations as
                                                    the Depository, pursuant to
                                                    instructions from its direct
                                                    or indirect participants or
                                                    otherwise, shall instruct
                                                    the Trustee. The Trustee
                                                    shall deliver such
                                                    Definitive Notes to the
                                                    Persons in whose names such
                                                    Notes are so registered.

                     (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                     (e) Transfer and Exchange of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive
Note may not be exchanged for a beneficial interest in a Global Note except, subject to the Applicable Procedures, upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                                          (i)       if such beneficial interest
                                                    is being transferred to the
                                                    Person designated by the
                                                    Depository as being the
                                                    beneficial owner, a
                                                    certification to that effect
                                                    from such Person (in
                                                    substantially the form of
                                                    Exhibit B-5 hereto);

                                          (ii)      if such beneficial interest
                                                    is being transferred to a
                                                    QIB in accordance with Rule
                                                    144A under the Securities
                                                    Act or pursuant to an
                                                    exemption from registration
                                                    in accordance with Rule 144
                                                    under the Securities Act or
                                                    pursuant to an effective
                                                    registration statement under
                                                    the Securities Act, a
                                                    certification to that effect
                                                    from the transferor (in
                                                    substantially the form of
                                                    Exhibit B-5 hereto); or

                                          (iii)     if such beneficial interest
                                                    is being transferred in
                                                    reliance on any other
                                                    exemption from the
                                                    registration requirements of
                                                    the Securities Act, a
                                                    certification to that effect
                                                    from the transferor (in
                                                    substantially the form of
                                                    Exhibit B-5 hereto) and an
                                                    Opinion of Counsel from the
                                                    transferee or the transferor
                                                    reasonably acceptable to the
                                                    Company and to the Registrar
                                                    to the effect that such
                                                    transfer is in compliance
                                                    with the Securities Act,

the Trustee shall cancel such Definitive Note in accordance with Section 2.11 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Note Custodian, the aggregate principal amount of Notes represented by the applicable Global Note (e.g., the Rule 144A Global Note or the Regulation S Permanent Global Note, as the case may be) to be increased accordingly. If none of the applicable Global Notes are then outstanding, the Company shall execute and the Trustee shall authenticate a new applicable Global Note in the appropriate principal amount.

                     (f) Authentication of Definitive Notes in Absence of Depository. If at any time:

                                          (i)       the Depository for the Notes
                                                    notifies the Company that
                                                    the Depository is unwilling
                                                    or unable to continue as
                                                    Depository for the Global
                                                    Notes and a successor
                                                    Depository for the Global
                                                    Notes is not appointed by
                                                    the Company within 90 days
                                                    after delivery of such
                                                    notice; or

                                          (ii)      the Company at their sole
                                                    discretion, notify the
                                                    Trustee in writing that they
                                                    elect to cause the issuance
                                                    of Definitive Notes under
                                                    this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

                     (g)       Legends.

                                          (i)       Except as permitted by the
                                                    following paragraphs (ii)
                                                    and (iii), each Note
                                                    certificate evidencing
                                                    Global Notes and Definitive
                                                    Notes (and all Notes issued
                                                    in exchange therefor or
                                                    substitution thereof) shall
                                                    bear legends in
                                                    substantially the following
                                                    form:

                                                    THE NOTES EVIDENCED HEREBY
                                                    HAVE NOT BEEN REGISTERED
                                                    UNDER THE UNITED STATES
                                                    SECURITIES ACT OF 1933, AS
                                                    AMENDED (THE "SECURITIES
                                                    ACT") AND MAY NOT BE
                                                    OFFERED, SOLD, PLEDGED OR
                                                    OTHERWISE TRANSFERRED EXCEPT
                                                    (1) TO A PERSON WHOM THE
                                                    SELLER REASONABLY BELIEVES
                                                    IS A QUALIFIED INSTITUTIONAL
                                                    BUYER WITHIN THE MEANING OF
                                                    RULE 144A UNDER THE
                                                    SECURITIES ACT PURCHASING
                                                    FOR ITS OWN ACCOUNT OR FOR
                                                    THE ACCOUNT OF A QUALIFIED
                                                    INSTITUTIONAL BUYER IN A
                                                    TRANSACTION MEETING THE
                                                    REQUIREMENTS OF RULE 144A,
                                                    (2) IN AN OFFSHORE
                                                    TRANSACTION COMPLYING WITH
                                                    RULE 903 OR RULE 904 OF
                                                    REGULATION S UNDER THE
                                                    SECURITIES ACT, (3) PURSUANT
                                                    TO AN EXEMPTION FROM
                                                    REGISTRATION UNDER THE
                                                    SECURITIES ACT PROVIDED BY
                                                    RULE 144 THEREUNDER (IF
                                                    AVAILABLE), (4) PURSUANT TO
                                                    AN EFFECTIVE REGISTRATION
                                                    STATEMENT THE SECURITIES ACT
                                                    OR (5) TO INSTITUTIONAL
                                                    ACCREDITED INVESTORS IN A
                                                    TRANSACTION EXEMPT FROM THE
                                                    REGISTRATION REQUIREMENTS OF
                                                    THE SECURITIES ACT, IN EACH
                                                    CASE IN ACCORDANCE WITH ALL
                                                    APPLICABLE SECURITIES LAWS
                                                    OF THE STATES OF THE UNITED
                                                    STATES AND OTHER
                                                    JURISDICTIONS.

                                          (ii)      Upon any sale or transfer of
                                                    a Transfer Restricted
                                                    Security (including any
                                                    Transfer Restricted Security
                                                    represented by a Global
                                                    Note) pursuant to Rule 144
                                                    under the Securities Act or
                                                    pursuant to an effective
                                                    registration statement under
                                                    the Securities Act:

                                                    (A)       in the case of any
                                                              Transfer
                                                              Restricted
                                                              Security that is a
                                                              Definitive Note,
                                                              the Registrar
                                                              shall permit the
                                                              Holder thereof to
                                                              exchange such
                                                              Transfer
                                                              Restricted
                                                              Security for a
                                                              Definitive Note
                                                              that does not bear
                                                              the legend set
                                                              forth in (i) above
                                                              and rescind any
                                                              restriction on the
                                                              transfer of such
                                                              Transfer
                                                              Restricted
                                                              Security upon
                                                              receipt of a
                                                              certification from
                                                              the transferring
                                                              holder
                                                              substantially in
                                                              the form of
                                                              Exhibit B-3
                                                              hereto, and;

                                                   (B)      in the case of any
                                                            Transfer Restricted
                                                            Security represented
                                                            by a Global Note,
                                                            such Transfer
                                                            Restricted Security
                                                            shall not be
                                                            required to bear the
                                                            legend set forth in
                                                            (i) above, but shall
                                                            continue to be
                                                            subject to the
                                                            provisions of
                                                            Section 2.06(a) and
                                                            (b) hereof;
                                                            provided, however,
                                                            that with respect to
                                                            any request for an
                                                            exchange of a
                                                            Transfer Restricted
                                                            Security that is
                                                            represented by a
                                                            Global Note for a
                                                            Definitive Note that
                                                            does not bear the
                                                            legend set forth in
                                                            (i) above, which
                                                            request is made in
                                                            reliance upon Rule
                                                            144, the Holder
                                                            thereof shall
                                                            certify in writing
                                                            to the Registrar
                                                            that such request is
                                                            being made pursuant
                                                            to Rule 144 (such
                                                            certification to be
                                                            substantially in the
                                                            form of Exhibit B-4
                                                            hereto).

                                          (iii)   Upon any sale or transfer of a
                                                  Transfer Restricted Security
                                                  (including any Transfer
                                                  Restricted Security
                                                  represented by a Global Note)
                                                  in reliance on any exemption
                                                  from the registration
                                                  requirements of the Securities
                                                  Act (other than exemptions
                                                  pursuant to Rule 144A or Rule
                                                  144 under the Securities Act)
                                                  in which the Holder or the
                                                  transferee provides an Opinion
                                                  of Counsel to the Company and
                                                  the Registrar in form and
                                                  substance reasonably
                                                  acceptable to the Company and
                                                  the Registrar (which Opinion
                                                  of Counsel shall also state
                                                  that the transfer restrictions
                                                  contained in the legend are no
                                                  longer applicable):
                                                    (A)       in the case of any
                                                              Transfer
                                                              Restricted
                                                              Security that is a
                                                              Definitive Note,
                                                              the Registrar
                                                              shall permit the
                                                              Holder thereof to
                                                              exchange such
                                                              Transfer
                                                              Restricted
                                                              Security for a
                                                              Definitive Note
                                                              that does not bear
                                                              the legend set
                                                              forth in (i) above
                                                              and rescind any
                                                              restriction on the
                                                              transfer of such
                                                              Transfer
                                                              Restricted
                                                              Security; and

                                                    (B)       in the case of any
                                                              Transfer
                                                              Restricted
                                                              Security
                                                              represented by a
                                                              Global Note, such
                                                              Transfer
                                                              Restricted
                                                              Security shall not
                                                              be required to
                                                              bear the legend
                                                              set forth in (i)
                                                              above, but shall
                                                              continue to be
                                                              subject to the
                                                              provisions of
                                                              Section 2.06(a)
                                                              and (b) hereof.

                                          (iv)    Notwithstanding the foregoing,
                                                  upon consummation of the
                                                  Exchange Offer in accordance
                                                  with the Registration Rights
                                                  Agreement, the Company shall
                                                  issue and, upon receipt of an
                                                  authentication order in
                                                  accordance with Section 2.02
                                                  hereof, the Trustee shall
                                                  authenticate Series B Notes in
                                                  exchange for Series A Notes
                                                  accepted for exchange in the
                                                  Exchange Offer, which Series B
                                                  Notes shall not bear the
                                                  legend set forth in (i) above,
                                                  and the Registrar shall
                                                  rescind any restriction on the
                                                  transfer of such Series B
                                                  Notes, in each case unless the
                                                  Holder of such Series A Notes
                                                  is either (A) a broker-dealer,
                                                  (B) a Person participating in
                                                  the distribution of the Series
                                                  A Notes or (C) a Person who is
                                                  an affiliate (as defined in
                                                  Rule 144A) of the Company.

                     (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global
Notes have been exchanged for Definitive Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

                     (i)       General Provisions Relating to Transfers and
Exchanges.

                                          (i)       To permit registrations of
                                                    transfers and exchanges, the
                                                    Company shall execute and
                                                    the Trustee shall
                                                    authenticate Definitive
                                                    Notes and Global Notes at
                                                    the Registrar's request.

                                          (ii)      No service charge shall be
                                                    made to a Holder for any
                                                    registration of transfer or
                                                    exchange, but the Company
                                                    may require payment of a sum
                                                    sufficient to cover any
                                                    transfer tax or similar
                                                    governmental charge payable
                                                    in connection therewith
                                                    (other than any such
                                                    transfer taxes or similar
                                                    governmental charge payable
                                                    upon exchange or transfer
                                                    pursuant to Sections 2.10
                                                    and 8.05 hereto).

                                          (iii)     All Definitive Notes and
                                                    Global Notes issued upon any
                                                    registration of transfer or
                                                    exchange of Definitive Notes
                                                    or Global Notes shall be the
                                                    valid obligations of the
                                                    Company, evidencing the same
                                                    debt, and entitled to the
                                                    same benefits under this
                                                    Indenture, as the Definitive
                                                    Notes or Global Notes
                                                    surrendered upon such
                                                    registration of transfer or
                                                    exchange.

                                          (iv)      Prior to due presentment for
                                                    the registration of a
                                                    transfer of any Note, the
                                                    Trustee, any Agent and the
                                                    Company may deem and treat
                                                    the Person in whose name any
                                                    Note is registered as the
                                                    absolute owner of such Note
                                                    for the purpose of receiving
                                                    payment of principal of and
                                                    interest on such Notes, and
                                                    neither the Trustee, any
                                                    Agent nor the Company shall
                                                    be affected by notice to the
                                                    contrary.

(v) The Trustee shall authenticate Definitive Notes and Global Notes in accordance with the provisions of Section 2.02 hereof.

Section 2.07.        Replacement Notes.

                     If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee shall authenticate a replacement if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for any expenses in replacing a Note.

                     Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08.        Outstanding Notes.

                     The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

                     If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                     If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                     If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09.        Treasury Notes.

                     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trustee knows are so owned shall be so disregarded.

Section 2.10.        Temporary Notes.

                     Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by an Officer. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

                     Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11.        Cancellation.

                     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of cancelled Notes (subject to the record retention requirement of the Exchange Act in accordance with its standard disposition policies in effect from time to time). Certification of the destruction of all cancelled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12.        Defaulted Interest.

                     If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                    ARTICLE 3
                             CHANGE OF CONTROL OFFER

                     Within 50 days of (i) the proposed occurrence of a Change of Control or (ii) the occurrence of a Change of Control Triggering Event, the Company shall notify the Trustee in writing of such proposed occurrence or occurrence, as the case may be, and shall make an offer to purchase (the "Change of Control Offer") the Notes at a purchase price equal to 100% of the principal amount thereof plus any accrued and unpaid interest thereon to the Change of Control Payment Date (as hereinafter defined) (the "Change of Control Purchase Price") in accordance with the procedures set forth in this covenant.

                     Within 50 days of (i) the proposed occurrence of a Change of Control or (ii) the occurrence of a Change of Control Triggering Event, the Company also shall (a) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (b) send by first-class mail, postage prepaid, to the Trustee and to each holder of the Notes, at his address appearing in the register of the Notes maintained by the Registrar, a notice stating:

                               (1) that the Change of Control Offer is being
                     made pursuant to this covenant and that all Notes tendered will be accepted for payment, provided that a Change of Control Triggering Event has occurred and otherwise subject to the terms and conditions set forth herein;

                               (2) the Change of Control Purchase Price and the
                     purchase date (which shall be a Business Day no earlier than 50 days from the date such notice is mailed and no later than 15 days after the date of the corresponding Change of Control Triggering Event) (the "Change of Control Payment Date");

                               (3)        that any Note not tendered will
                     continue to accrue interest;

                               (4) that, unless the Company defaults in the
                     payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                               (5) that holders accepting the offer to have
                     their Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                               (6) that holders will be entitled to withdraw
                     their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the principal amount of the Notes delivered for purchase, and a statement that such holder is withdrawing his election to have such Notes purchased;

                               (7) that holders whose Notes are being purchased
                     only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, provided that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof; and

                               (8) any other procedures that a holder must
                     follow to accept a Change of Control Offer or effect withdrawal of such acceptance.

                     Notwithstanding any other provision of this Article 3, in the case of a notice of a Change of Control Offer that is being furnished by the Company with respect to a proposed Change of Control that has not yet actually occurred, the Company may specify in such notice that holders of the Notes shall be required to notify the Company, by a date not earlier than the date (the "Proposed Change of Control Response Date") which is 30 days from the date of such notice, as to whether such holders will tender their Notes for payment pursuant to the Change of Control Offer and to notify the Company of the principal amount of such Notes to be so tendered (with the failure of any holder to so notify the Company within such 30-day period to be deemed an election of such holder not to accept such Change of Control Offer). In such event, the Company shall have the option, to be exercised by a subsequent written notice to be sent, no later than 15 days after the Proposed Change of Control Response Date, to the same Persons to whom the original notice of the Change of Control Offer was sent, to cancel or otherwise effect the termination of the proposed Change of Control and to rescind the related Change of Control Offer, in which case the then outstanding Change of Control Offer shall be deemed to be null and void and of no further effect.

                     On the Change of Control Payment Date, the Company shall
(a) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (b) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered and (c) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Trustee shall promptly authenticate and mail to such holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; provided that each such new Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

                     There shall be no purchase of any Notes pursuant to this covenant if there has occurred (prior to, on or after, as the case may be, the tender of such Notes pursuant to the Change of Control Offer, by the holders of such Notes) and is continuing an Event of Default. The Paying Agent will promptly return to the respective holders thereof any Notes
(a) the tender of which has been withdrawn in compliance with this Indenture or
(b) held by it during the continuance of an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Notes).

                     In the event that the Company is required to make a Change of Control Offer, the Company will comply with all applicable tender offer rules including Rule 14e-1 under the Exchange Act, to the extent applicable.

                                    ARTICLE 4
                                    COVENANTS

Section 4.01.        Payment of Notes.

                     The Company shall pay the principal of and all interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment.

                     The Company will pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law) and on overdue interest, to the extent lawful, at the rate borne by the Notes.

Section 4.02.        SEC Reports.

                     The Company shall file with the Trustee, within 15 days after it files with the SEC, copies of the annual reports and of the other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe), if any, which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company shall also comply with the other provisions of TIA S-314(a).

Section 4.03.        Waiver of Stay, Extension or Usury Laws.

                     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.04.        Limitation on Transactions with Affiliates.

                     The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any transaction with any Affiliate upon terms which would be any less favorable than those obtainable by the Company or a Restricted Subsidiary in a comparable arm's-length transaction with a Person which is not an Affiliate. The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any transaction (or series of related transactions) involving in the aggregate $1,000,000 or more with any Affiliate except for (i) the making of any Restricted Payment, (ii) any transaction or series of transactions between the Company and one or more of its Restricted Subsidiaries or between two or more of its Restricted Subsidiaries (provided that no more than 5% of the equity interest in any of its Restricted Subsidiaries is owned by an Affiliate), and (iii) the payment of compensation (including, without limitation, amounts paid pursuant to employee benefit plans) for the personal services of officers, directors and employees of the Company or any of its Restricted Subsidiaries, so long as the Board of Directors of the Company in good faith shall have approved the terms thereof and deemed the services theretofore or thereafter to be performed for such compensation or fees to be fair consideration therefor; and provided further that for any Asset Sale, or a sale, transfer or other disposition (other than to the Company or any of its Restricted Subsidiaries) of an interest in a Restricted Investment, involving an amount greater than $25,000,000, such Asset Sale or transfer of interest in a Restricted Investment is for fair value as determined by an opinion of a nationally recognized investment banking firm filed with the Trustee. Notwithstanding the foregoing, this provision shall not prohibit any such transaction which is determined by the independent members of the Board of Directors of the Company, in their reasonable, good faith judgment (as evidenced by a Board Resolution filed with the Trustee) to be (a) in the best interests of the Company or such Restricted Subsidiary, and (b) upon terms which would be obtainable by the Company or a Restricted Subsidiary in a comparable arm's-length transaction with a Person which is not an Affiliate.

Section 4.05.        Limitation on Indebtedness.

                     The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume or become liable for, contingently or otherwise (collectively an "incurrence"), any Indebtedness (other than the $350,000,000 of the Notes originally issued under the Indenture) unless, after giving effect to such incurrence on a pro forma basis, Indebtedness of the Company and its Restricted Subsidiaries, on a consolidated basis, shall not be more than the product of the Annualized Pro Forma EBITDA for the latest fiscal quarter preceding such incurrence for which financial statements are available, multiplied by 8.75.

                     Notwithstanding the above, this provision will not limit the incurrence of Indebtedness which is incurred by the Company or its Restricted Subsidiaries for working capital purposes or capital expenditures with respect to plant, property and equipment of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed $50,000,000. Further, this provision will not limit Permitted Refinancing Indebtedness, subject to the provisions of Section 4.06.

Section 4.06.        Limitation on Restricted Payments.

                     So long as any of the Notes remain outstanding, the Company shall not make, and shall not permit any Restricted
Subsidiary to make, any Restricted Payment if (a) at the time of such proposed Restricted Payment, a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence of such Restricted Payment, or (b) immediately after giving effect to any such Restricted Payment, the aggregate of all Restricted Payments which shall have been made on or after January 1, 1993 (the amount of any Restricted Payment, if other than cash, to be based upon fair market value as determined in good faith by the Company's Board of Directors whose determination shall be conclusive) would exceed an amount equal to the greater of (i) the sum of $5,000,000 or (ii) the difference between (a) the Cumulative Credit and (b) the sum of the aggregate amount of all Restricted Payments, and all Permitted Investments made pursuant to clause (v) of the definition of "Permitted Investments," made on or after January 1, 1993 plus 1.2 times Cumulative Interest Expense.

Section 4.07.        Reports to Holders.

                     The Company will send to the Trustee and to Noteholders, within 15 days after the filing thereof with the SEC, copies of its annual reports on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K; provided, however, that notwithstanding any event which results in the Company being relieved of its obligation to file information, documents and reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue, so long as any Note remains outstanding and unpaid, (i) to file with the SEC (at such time as it would be required to file such reports under the Exchange Act), and to send to the Trustee and Noteholders (within 15 days thereafter), quarterly and annual reports and information, documents and other reports substantially equivalent to those it would have been obligated to file if it had remained subject to such sections of the Exchange Act, and (ii) so long as the Notes have not been registered pursuant to the Registration Rights Agreement, upon the request of a Noteholder, to provide information required to be delivered under Rule 144A(d)(4) under the Securities Act to such Noteholder and its prospective purchasers designated by such Noteholder.

Section 4.08.        Notice of Defaults Or Events of Default.

                     In the event that any Default or Event of Default shall occur and be continuing, the Company will, within 10 days of the occurrence thereof, give written notice of such Default or Event of Default to the Trustee.

Section 4.09.        Compliance Certificates.

                     The Company shall deliver to the Trustee on or before 105 days after the end of its fiscal year and on or before 50 days after the end of its second fiscal quarter in each year an Officers' Certificate stating whether or not the signers know of any Default or Event of Default. If they do know of such a Default or Event of Default, the certificate shall describe such Default or Event of Default and the efforts to remedy or obtain a waiver of the same. The certificate must comply with Section 11.05 hereof.

Section 4.10.        Covenant to Secure Notes Equally.

                               Except for Liens  created  or  assumed  by the
Company in connection with the acquisition of real property or equipment to be used by the Company in the operation of its business which do not secure Indebtedness in excess of the purchase price of such real property or equipment, the Company covenants that, if it shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, it will make or cause to be made effective provisions whereby the Notes will be secured by such Lien equally and ratably with all other Indebtedness of the Company secured by such Lien as long as any such other Indebtedness of the Company shall be so secured. The restriction imposed by this
Section 4.10 shall not apply with respect to a Lien, including a pledge of Capital Stock of a Subsidiary or an Affiliate, to secure Indebtedness which is an obligation of such Subsidiary or Affiliate and not an obligation of the Company.

Section 4.11. Limitation on Investment in Affiliates and Unrestricted Subsidiaries.

                     After the date of this Indenture, the Company may not, nor will the Company allow any Restricted Subsidiary to, make a Restricted Investment other than by way of Permitted Investments unless pro forma for such Restricted Investment the Leverage Ratio of the Company does not exceed 7.75:1.

Section 4.12.        Limitation on Sale of Assets.

                     Neither the Company nor any Restricted Subsidiary of the Company shall sell an asset (including Capital Stock of Restricted Subsidiaries) or reclassify a Restricted Subsidiary existing on the date of this Indenture as an Unrestricted Subsidiary (a "Reclassification") unless (a) in the case of an asset sale, (i) at least 75% of the net proceeds received by the Company or such Restricted Subsidiary is in cash, cash equivalents or common or preferred Capital Stock or debt securities issued by a Person which has Investment Grade Senior Debt and (ii) cash proceeds from the asset sale are used to reduce debt and such debt reduction results in the Company's Leverage Ratio being lower pro forma after such asset sale than prior to such asset sale, or (b) in the case of an asset sale or Reclassification, pro forma for such asset sale or Reclassification the Indebtedness of the Company and its Restricted Subsidiaries, on a consolidated basis, shall not be more than
7.75 multiplied by Annualized Pro Forma EBITDA, provided that in no case under either clause (a) or (b) shall the Company undertake an asset sale or Reclassification, if pro forma for such an asset sale or Reclassification the Company and its Restricted Subsidiaries would be the owners of fewer than 75% of the cable systems (measured on the basis of basis subscribers as of February 22, 1994) owned by the Company and its Restricted Subsidiaries as of February 22, 1994, provided however, that the Company and its Restricted Subsidiaries may sell additional assets of up to 10% of assets held as of February 22, 1994 if the consideration received from such sale is (i) cash which is used within 12 months to purchase additional systems of equivalent value or (ii) other cable systems of equivalent value.

                                    ARTICLE 5
                              SUCCESSOR CORPORATION

Section 5.01.        Mergers and Consolidations.

                     The Company may not consolidate with, merge with or into, or transfer all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless: (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Notes and this Indenture, and the obligations under this Indenture shall remain in full force and effect; (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) immediately after giving effect to such transaction on a pro forma basis for the most recent quarter, the pro forma Consolidated Fixed Charge Ratio of the surviving entity shall be at least 1:1; provided that, if the Consolidated Fixed Charge Ratio of the Company for the most recent quarter preceding such transaction is within the range set forth in Column A below, then the pro forma Consolidated Fixed Charge Ratio of the surviving entity after giving effect to such transaction shall be at least equal to the greater of the percentage of the Consolidated Fixed Charge Ratio of the Company for the most recent quarter preceding such transaction set forth in Column B below or the ratio set forth in Column C below:


           A                                      B                     C

     1.1111:1 to 1.4999:1                         90%                 1.00:1
     1.5 and higher                               80%                 1.35:1

and provided, further, that if the pro forma Consolidated Fixed Charge Ratio of the surviving entity is 2:1 or more, the calculation in the preceding proviso shall be inapplicable and such transaction shall be deemed to have complied with the requirements of such proviso.

                               In  connection  with any  consolidation,  merger
or transfer contemplated by this Section 5.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

Section 5.02.        Successor Person Substituted.

                     Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01 above, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.        Events of Default.

                     An "Event of Default" occurs if:

                               (1) the Company defaults in the payment of any principal of any Note when the same becomes due and payable at maturity, upon acceleration or otherwise;

                               (2) the Company defaults in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 30 days;

                               (3) the Company defaults in the observance or
                     performance of any other covenant in the Notes or this Indenture for 60 days after written notice from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding;

                               (4) the Company fails to pay when due principal,
                     interest or premium aggregating $10,000,000 or more with respect to any Indebtedness of the Company or any Restricted Subsidiary, or the acceleration of any such Indebtedness which default shall not be cured or waived, or such acceleration shall not be rescinded or annulled, within ten days after written notice as provided in this Indenture;

                               (5) a court of competent jurisdiction enters a
                     final judgment or judgments for the payment of money in excess of $10,000,000 against the Company or any Restricted Subsidiary and such judgment remains undischarged for a period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                               (6) the Company, or any Restricted Subsidiary
                     with liabilities of greater than $10,000,000 under GAAP as of the date of the event described in this clause (6), pursuant to or within the meaning of any Bankruptcy Law:

                                           (A)       commences a voluntary case,

                                           (B)       consents  to  the  entry
                                                     of  an  order  for  relief
                                                     against  it  in an
                                                     involuntary case,

                                           (C)       consents  to  the
                                                     appointment  of a
                                                     Custodian  of it  or  for
                                                     all or substantially all
                                                     of its property, or

                                           (D)       makes a general assignment
                                                     for the benefit of its
                                                     creditors;

                               (7)        a court of competent jurisdiction
enters an order or decree under any Bankruptcy Law that:

                                           (A)       is for relief against the
                                                     Company, or any Restricted
                                                     Subsidiary with
                                                     liabilities of greater than
                                                     $10,000,000 under GAAP as
                                                     of the effective date of
                                                     such order or decree, in an
                                                     involuntary case,

                                           (B)       appoints a Custodian of the
                                                     Company, or any Restricted
                                                     Subsidiary with liabilities
                                                     of greater than
                                                     $10,000,000 under GAAP as
                                                     of the effective date of
                                                     such order or decree, or
                                                     for all or substantially
                                                     all of its property, or

                                           (C)       orders the
                                                     liquidation of the
                                                     Company, or any Restricted
                                                     Subsidiary with
                                                     liabilities of greater than
                                                     $10,000,000 under GAAP as
                                                     of the effective date of
                                                     such order or decree, and
                                                     the order or decree
                                                     remains unstayed and in
                                                     effect for 60 days.

                     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                     A Default under clauses (3) and (4) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities notify the Company and the Trustee, of the Default and the Company does not cure the Default within (a) 60 days after receipt of such notice in the case of a Default under clause (3) and (b) 10 days after receipt of such notice in the case of a Default under clause (4). The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If the Holders of at least 25% in principal amount of the outstanding Notes request the Trustee to give such notice on their behalf, the Trustee shall do so.

                     Subject to Section 7.05 hereof, the Trustee may withhold notice to the Holders of the Notes of any default
(except in payment of principal or interest on the Notes) if the Trustee considers it to be in the best interest of the Holders of the Notes to do so.

Section 6.02.        Acceleration.

                     If an Event of Default (other than an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare to be immediately due and payable the principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of outstanding Notes by written notice to the Trustee and the Company may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of accelerated principal or interest, have been cured or waived. In case an Event of Default specified in Section 6.01(6) or (7) occurs, such amount with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

Section 6.03.        Other Remedies.

                     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04.        Waiver of Past Defaults and Events of Default.

                     Subject to Sections 6.02, 6.07 and 8.02 hereof, the Holders of a majority in principal amount of the Notes then outstanding have the right to waive any existing default or compliance with any provision of this Indenture or the Notes and to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, subject to certain limitations specified in this Indenture.

Section 6.05.        Control by Majority.

                     The Holders of a majority in principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Noteholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Trust Officer, determine that the proceedings so directed would involve it in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 6.06.        Limitation on Suits.

                     Subject to Section 6.07 below, a Noteholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Notes unless:

                               (1)        the Holder gives to the Trustee
                     written notice of a continuing Event of Default;

                               (2)        the  Holders of at least 25% in
                     aggregate principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

                               (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                               (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                               (5) no direction inconsistent with such written
                     request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Notes then outstanding.

                     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 6.07.        Rights of Holders to Receive Payment.

                     Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of and interest on the Note on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08.        Collection Suit by Trustee.

                     If an Event of Default in payment of principal or interest specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate then borne by the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.        Trustee May File Proofs of Claim.

                     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any Custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or any predecessor trustee under Section 7.07 hereof.

                     To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 7.07 hereof out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other properties which the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

Section 6.10.        Priorities.

                     If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                               FIRST: to the Trustee or any predecessor trustee for amounts due under Sections 6.09 and 7.07 hereof;

                               SECOND: to Noteholders for amounts due and unpaid on the Notes for principal and interest as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

                               THIRD:  to the Company.

                     The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10.

Section 6.11.        Undertaking for Costs.

                     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the Notes then outstanding.

                                    ARTICLE 7
                                     TRUSTEE

Section 7.01.        Duties of Trustee.

                               (a)        If an Event of Default has occurred
and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the same circumstances in the conduct of his own affairs.

                               (b)         Except during the continuance of an
Event of Default:

                               (1) The Trustee need perform only those duties
                     that are specifically set forth in this Indenture and no others.

                               (2) In the absence of bad faith on its part, the
                     Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                               (c)        The  Trustee  may not be relieved
from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                               (1)        This paragraph does not limit the
                     effect of paragraph (b) of this Section 7.01.

                               (2) The Trustee shall not be liable for any error
                     of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                               (3) The Trustee shall not be liable with respect
                     to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                     Section 6.05 hereof.

                               (4) No provision of this Indenture shall require
                     the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                               (d)        Whether or not therein  expressly so
provided,  paragraphs  (a), (b) and (c) of this Section
7.01 shall govern every provision of this Indenture that in any way relates to the Trustee.

                               (e)        The  Trustee  may  refuse to  perform
  any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

                               (f)        The  Trustee  shall not be liable for
  interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.        Rights of Trustee.

                               Subject to Section 7.01 hereof:

                               (1) The Trustee may rely on any document
                     reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                               (2) Before the Trustee acts or refrains from
                     acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 11.05 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

                               (3) The Trustee may act through agents and shall
                     not be responsible for the misconduct or negligence of any agent appointed with due care.

                               (4) The Trustee shall not be liable for any
                     action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                               (5) The Trustee may consult with counsel, and the
                     advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 7.03.        Individual Rights of Trustee.

                     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

Section 7.04.        Trustee's Disclaimer.

The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the sale of Notes and it shall not be responsible for any statement in the Notes other than its certificate of authentication.

Section 7.05.        Notice of Defaults.

                     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of or interest on any Note the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive committee or any trust committee of such board and/or its Trust Officers in good faith determine(s) that withholding the notice is in the interests of the Noteholders.

Section 7.06.        Reports by Trustee to Holders.

                     Within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each Noteholder a brief report dated as of such May 15 that complies with TIA S-313(a) (but if no event described in TIA S-313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA S-313(b)(2).

                     Reports pursuant to this Section shall be transmitted by mail:

                               (1) to all registered Holders of Notes, as the names and addresses of such Holders appear on the Registrar's books;

                               (2) to such Holders of Notes as have, within the
                     two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                               (3) except in the case of reports pursuant to TIA
                     S-313(b), to each Noteholder whose name and address is preserved at the time by the Trustee, as provided in
                     Section 2.05.

                     A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange.

Section 7.07.  Compensation and Indemnity.mnity

                     The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                     The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or reasonable expense incurred by it in connection with the performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity.

                     The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. To secure the Company's payment obligations in Sections 6.09 and 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Notes.

                     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or
(7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law. However, in the event that such expenses of administration are disallowed by a final judgment of a court of competent jurisdiction, the expenses thereby, and all other unreimbursed expenses of the Trustee, shall constitute a general unsecured claim of the Trustee against the estate.

                     For purposes of this Section 7.07, the term "Trustee" shall include any trustee appointed pursuant to Article 10.

Section 7.08.        Replacement of Trustee.

                     The  Trustee may resign by so  notifying  the  Company.
The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Company's written consent. Subject to the provisions of Section 6.11, any Noteholder who has been a bona fide holder of Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written notice therefor by such Holder, to comply with the provisions of clause
(i) of TIA 310(b). The Company may remove the Trustee at its election if:

                 (1)       the Trustee fails to comply with Section 7.10 hereof;

                 (2)       the Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or other public officer takes charge of the Trustee or its property;

                 (4)       the Trustee otherwise becomes incapable of acting; or

                 (5) a successor corporation becomes successor Trustee pursuant to Section 7.09 below.

                     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                     If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                     If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder.

Section 7.09.        Successor Trustee by Consolidation, Merger or Conversion.

                     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.cation

                     This Indenture shall always have a Trustee who satisfies the requirements of TIA S-310(a)(1) and (2) in every respect. The Trustee shall have a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA S-310(b), including the provision in S-310(b)(1).

Section 7.11.        Preferential Collection of Claims Against Company.

                               The Trustee shall comply with TIA 311(a),
excluding any creditor relationship listed in TIA 311(b).
A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated therein.

Section 7.12.        Paying Agents.

                     The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                                                    (A)       that it will hold
                                                              all sums held by
                                                              it as agent for
                                                              the payment of
                                                              principal of or
                                                              interest on, the
                                                              Notes (whether
                                                              such sums have
                                                              been paid to it by
                                                              the Company or by
                                                              any obligor on the
                                                              Notes) in trust
                                                              for the benefit of
                                                              Holders of the
                                                              Notes;

                                                    (B)       that it will at
                                                              any time during
                                                              the continuance of
                                                              any Event of
                                                              Default, upon
                                                              written request
                                                              from the Trustee,
                                                              deliver to the
                                                              Trustee all sums
                                                              so held in trust
                                                              by it; and

                                                    (C)       that it will give
                                                              the Trustee
                                                              written notice
                                                              within three (3)
                                                              Business Days of
                                                              any failure of the
                                                              Company (or by any
                                                              obligor on the
                                                              Notes) in the
                                                              payment of any
                                                              installment of the
                                                              principal of or
                                                              interest on, the
                                                              Notes when the
                                                              same shall be due
                                                              and payable.

                                    ARTICLE 8
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.        Without Consent of Holders.

                     The Company and the Trustee may amend or supplement this Indenture or the Notes without notice to or consent of any Noteholder:

                               (1)        to comply with Section 5.01 hereof;

                               (2)        to convey,  transfer,  assign,
                     mortgage or pledge any property to the Trustee and otherwise to comply with Section 4.10 hereof;

                               (3) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                               (4)        to issue up to $250,000,000 in
                     aggregate principal amount of additional Notes pursuant to this Indenture; or

                               (5) to cure any ambiguity, defect or
                     inconsistency, or to make any other change that does not materially and adversely affect the rights of any Noteholder.

                     The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

Section 8.02.        With Consent of Holders.

                     The Company and the Trustee may modify or supplement this Indenture or the Notes with the written consent of the Holders of at least one-half in principal amount of the outstanding Notes without notice to any Noteholder. The Holders of a majority in aggregate principal amount of the outstanding Notes may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes without notice to any Noteholder. Subject to Section 8.04, without the consent of each Noteholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                               (1)        reduce the amount of Notes whose
                     Holders must consent to an amendment, supplement or waiver to this Indenture or the Notes;

                               (2) reduce the rate of or change the time for payment of interest on any Note;

                               (3) reduce the principal of or change the stated maturity of any Note;

                               (4) change the amount or time of any payment required by the Notes or provide for the redemption of the Notes prior to maturity;

                               (5) waive a default in the payment of the principal of, interest on, or redemption payment with respect to, any Note;

                               (6) make any Note payable in money other than
                     that stated in the Note or change the place of payment from New York, New York; or

                               (7)        make any changes in Sections 6.04,
                     6.07 hereof or this sentence of Section 8.02.

                     After an amendment, supplement or waiver under this Section
8.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver.

                     Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 8.03.        Compliance with Trust Indenture Act.

                     Every amendment to or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

Section 8.04.        Revocation and Effect of Consents.

                     Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Note or portion of a Note, if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

                     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

                     After an amendment, supplement, waiver or other action becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (1) through (7) of Section 8.02 hereof. In that case the amendment, supplement, waiver or other action shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

Section 8.05.        Notation on or Exchange of Notes.

                     If an amendment, supplement, or waiver changes the terms of a Note, the Trustee may request the Holder of the Note to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new security that reflects the changed terms.

Section 8.06.        Trustee to Sign Amendments, etc.

                     The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 8 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                    ARTICLE 9
            SATISFACTION AND DISCHARGE OF INDENTURE: UNCLAIMED MONEYS

Section 9.01.        Satisfaction and Discharge of Indenture.

                     If at any time

                               (a)        either

                               (i) there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Notes theretofore authenticated and delivered (other than any Notes that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.07 hereof, or paid, or Notes for whose payment money has theretofore been deposited in trust with the Trustee); or

                               (ii)       all such Notes not theretofore
                                          cancelled by the Trustee or delivered
                                          to the Trustee for cancellation shall
                                          have become due and payable, or are by
                                          their terms to become due and payable
                                          within one (1) year, and the Company
                                          has deposited or caused to be
                                          deposited with the Trustee as trust
                                          funds the entire amount sufficient to
                                          pay at maturity the principal of and
                                          accrued interest on all such Notes not
                                          theretofore cancelled by the Trustee
                                          or delivered to the Trustee for
                                          cancellation; and

                               (b)        the Company has paid or caused to be
paid all other sums  payable  hereunder by the Company;
and

                               (c)        the  Company  has  delivered  to the
Trustee an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with; and

                               (d)        the Company has  delivered to the
Trustee an Opinion of Counsel stating that the documents and other items that have been or are therewith delivered to the Trustee conform to the requirements of this Indenture, and that, upon the basis of a Company Request and the accompanying documents and items specified in this Section 9.01, all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with, then, upon Company Request, this Indenture and the rights and interests hereby created shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes), and the Trustee, at the cost and expense of the Company, shall, subject to Section 9.05 hereof, execute and deliver proper instruments acknowledging satisfaction and discharge of this Indenture.

                     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections
2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 6.09, 7.07, 7.08, 9.04 and 9.05 shall survive until the Notes are no longer outstanding. Thereafter, the Company's obligations to the Trustee under Sections 7.07, 9.04 and 9.05 hereof shall survive.

Section 9.02.        Funds Deposited for Payment of Notes.

                     All moneys  deposited  with the  Trustee  pursuant  to
Section 9.01 hereof shall be held in trust and shall be available for payment when the Notes become due and payable in accordance with their terms, either directly or through any Paying Agent, to the Holders of the particular Notes for the payment of which such moneys have been deposited with the Trustee.

Section 9.03.        Moneys Held by Paying Agent.

                     In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to
Section 9.01 hereof, to the Company, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.04.        Moneys Held by Trustee.

                     Any moneys deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two (2) years after the date upon which the principal of or interest on such Note shall have respectively become due and payable shall be repaid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, either mail to each Noteholder affected, at the address shown in the register of the Notes maintained by the Registrar pursuant to Section 2.03 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company, Noteholders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another person.

Section 9.05.        Reinstatement.

                               If the Trustee or Paying Agent is unable to
apply any money in accordance with Section 9.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 9.01; provided, however, that if the Company has made any payment of principal of or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 10
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 10.01.          Applicability of Article; Company Option to Effect
Defeasance

                     The Company may at its option by a Board Resolution at any time, with respect to the Notes elect to have Section
10.02 or Section 10.03 hereof be applied to the outstanding Notes upon compliance with the conditions set forth below in this
Article 10.

Section 10.02.          Defeasance and Discharge.

                     Upon the Company's exercise of the option described in
Section 10.01 above applicable to this Section with respect to the Notes, the Company shall be deemed to have been discharged from its obligations with respect to the Notes on the date the conditions set forth in Section 10.04 below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 10.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Notes to receive solely from the trust funds described in Section 10.04 hereof and as more fully set forth in such Section, payments in respect of the principal of and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 2.03, 2.04, 2.05, 2.06, 2.07 and 2.08 hereof, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof) and (D) this Article 10. Subject to compliance with this Article 10, the Company may exercise its option under this Section 10.02 with respect to the Notes notwithstanding the prior exercise of its option under Section 10.03 below with respect to the Notes.

Section 10.03.          Covenant Defeasance.

                     Upon the Company's exercise of the option in Section 10.01 above applicable to this Section with respect to the Notes, the Company shall be released from its obligations under Article III, Sections 4.04, 4.05, 4.06, 4.10, 4.11 and 4.12, and clause (iii) of Section 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 10.04 below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby.

Section 10.04.          Conditions to Defeasance or Covenant Defeasance.

                     The following  shall be the conditions to application of
Section 10.02 or Section 10.03 above to the  outstanding Notes:

                               (1) the Company shall irrevocably have deposited
                     or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this
                     Article 10 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and accrued interest on the outstanding Notes at the maturity date of such principal or interest;

                               (2) no Event of Default or Default with respect
                     to the Notes shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                               (3) such Defeasance or Covenant Defeasance shall
                     not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                               (4) such Defeasance or Covenant Defeasance shall
                     not result in a breach or violation of, or constitute default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                               (5) in the case of an election under Section
                     10.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, and such opinion shall confirm that, the Holders of the outstanding Notes or persons in their positions will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred;

                               (6) in the case of an election under Section
                     10.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                               (7) the Company shall have delivered to the
                     Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 10.02 above or the Covenant Defeasance under Section 10.03 above (as the case may be) have been complied with; and

                               (8) the Company shall have delivered to the
                     Trustee an Officers' Certificate stating its intention to effect a Defeasance pursuant to the provisions of this
                     Article 10 at least sixty (60) days prior to such Defeasance.

Section 10.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

                     All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.04 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

                     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.04 above or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                     Anything in this Article 10 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 10.04 above which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

Section 10.06.          Reinstatement.

                     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 10.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 10 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 10.01; provided, however, that if the Company has made any payment of principal of or accrued interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 11
                                  MISCELLANEOUS

Section 11.01.          Trust Indenture Act Controls.

                     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02.          Notices.

                               Any  notice or  communication  shall be given in
writing and delivered in person, sent by telex or telephone facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

                     If to the Company:

                                 Adelphia Communications Corporation
                                 Main at Water Street
                                 Coudersport, Pennsylvania  16195
                                 Attention:  Colin Higgin, Esq.

                   Copy to:

                                 Buchanan Ingersoll Professional Corporation
                                 1 Oxford Center
                                 301 Grant Street, 20th Floor
                                 Pittsburgh, Pennsylvania  15219
                                 Attention:  Carl E. Rothenberger, Jr., Esq.

                   If to the Trustee:

                                 Bank of Montreal Trust Company
                                 77 Water Street
                                 New York, New York  10005
                                 Attention:  Corporate Trust Department

                     Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

                     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                     Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA S-313(c), to the extent required by the TIA.

                     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication to a Noteholder is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

                     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

 .

Section 11.03.Communications by Holders with Other HoldersHolders

                     Noteholders may communicate pursuant to TIA S-312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA S-312(c).

Section 11.04.          Certificate and Opinion as to Conditions.

                               Upon any  request  or  application  by the
Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                               (1) an Officers' Certificate (which shall include
                     the statements set forth in Section 11.05 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                               (2) an Opinion of Counsel (which shall include
                     the statements set forth in Section 11.05 below) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.05.          Statements Required in Certificate and Opinion.

                     Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA S-314(a)(4)) shall include:

                               (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                               (3) a statement that, in the opinion of such
                     Person, it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                               (4) a statement as to whether or not, in the
                     opinion of such Person, such covenant or condition has been complied with.

Section 11.06.          When Treasury Notes Disregarded.

                     In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or such obligor shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any other obligor upon the Notes or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or such obligor.

Section 11.07.          Rules by Trustee and Agents.

                     The Trustee may make reasonable rules for action by or meetings of Noteholders. The Registrar and Paying Agent may make reasonable rules for their functions.

Section 11.08.          Business Days; Legal Holidays.

                     A  "Business  Day"  is a day  that  is not a Legal
Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 11.09.          Governing Law.

                     The laws of the State of New York shall govern this Indenture and the Notes without regard to principles of conflicts of law.

Section 11.10.          No Adverse Interpretation of Other Agreements.

                     This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

Section 11.11.          No Recourse against Others.

                     No recourse for the payment of the principal of or accrued interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation or against the property or assets of any such stockholder, officer, employee or director, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Notes are solely obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, officer, employee or director of the Company or any successor corporation because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee and director, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer or director and may be enforced by any of them.

Section 11.12.          Successors.

                     All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind its successor.

Section 11.13.          Multiple Counterparts.

                     The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

Section 11.14.          Table of Contents, Headings, etc.

                     The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 11.15.          Separability.

                               Each  provision of this  Indenture  shall be
considered separable and, if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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


















                     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, and attested, all as of the date and year first written above.

ADELPHIA COMMUNICATIONS
CORPORATION


By: _________________________
Name:
Title:

WITNESS:



----------------------------
Name:



BANK OF MONTREAL TRUST COMPANY, as Trustee


By: _________________________
Name:
Title:

WITNESS:


---------------------------
Name: